UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2005 (September 30, 2005)

Intermix Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26355	06-1556248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California	90045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 215-1001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Project Ivory Acquisition Corporation, a wholly-owned subsidiary of News Corporation, closed its merger with Intermix Media, Inc. (“Intermix”) on September 30, 2005, completing News Corporation’s acquisition of Intermix.

A copy of the press release issued on September 30, 2005 announcing the closing of News Corporation’s acquisition of Intermix is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.01.	Change In Control of Registrant

See Item 2.01. above.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated September 30, 2005, announcing the consummation of the merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermix Media, Inc.

By:	/s/ Brett Brewer
Name: Brett Brewer
Title: President

Date: September 30, 2005

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release, dated September 30, 2005, announcing the consummation of the merger

4